Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

32- Subsequent events

On February 27 2012 one of the Company's customers, Elpida Memory Inc ("Elpida"), filed for bankruptcy protection in Japan. As per 31 December, 2011 the Company had a total outstanding amount on Elpida of 362 million Yen (equivalent to € 3.6 million) while about 65 million Yen (€ 0,6 million) was collected in January 2012 and also have a secured claim for the unpaid amount of the delivered equipment under Japanese Law. On March 23, 2012 the Tokyo District Court made the order to commence corporate reorganization proceedings and appointed Trustees to Elpida. Given such uncertainty, any loss on the outstanding receivable is not yet determinable and ASMI will evaluate the impact (if any) of such plan as soon as they become available.